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                                                                   EXHIBIT 23.04
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                         CONSENT OF SOUTHARD FINANCIAL


We hereby consent to the inclusion in this registration statement on Form S-4 of our opinion dated September 19, 1995 and to all references to our firm in the registration statement.


                                             SOUTHARD FINANCIAL



September 19, 1995                           /s/ DOUGLAS K. SOUTHARD
                                             -----------------------
                                             Douglas K. Southard